I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Definitive Material Agreement.

On February 24, 2025, Old Second Bancorp, Inc. (“Old Second”) and Bancorp Financial, Inc. (“Bancorp Financial”) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Bancorp Financial will merge with and into Old Second, with Old Second continuing as the surviving entity (the “Merger”).  Immediately following the Merger, Evergreen Bank Group, an Illinois state-chartered bank and wholly-owned subsidiary of Bancorp Financial, will merge with and into Old Second National Bank, a national banking association and wholly-owned subsidiary of Old Second, with Old Second National Bank continuing as the surviving bank (the “Bank Merger”).  The Merger Agreement was unanimously approved by the boards of directors of Old Second and Bancorp Financial.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Bancorp Financial stockholder will receive 2.5814 shares (the “Exchange Ratio”) of Old Second common stock (the “Stock Consideration”) and $15.93 in cash (the “Cash Consideration”) for each share of Bancorp Financial common stock owned by the stockholder.  Holders of Bancorp Financial common stock, subject to certain exceptions, will also be entitled to receive cash in lieu of fractional shares of Old Second common stock.

The Merger Agreement provides that, at the Effective Time, each restricted stock unit award granted under the Bancorp Financial equity plan with respect to shares of Bancorp Financial common stock outstanding as of the Effective Time shall, by virtue of the Merger, become fully vested and terminated and converted into the right to receive from Old Second, (i) the Cash Consideration and (ii) the Stock Consideration, with respect to each share of Bancorp Financial common stock subject to such restricted stock unit award immediately prior to the Effective Time.

The Merger Agreement provides that, effective immediately after the Effective Time, the board of directors of Old Second will be increased in size by one and Darin Campbell will be appointed to the board of directors of Old Second as a Class I director.  Old Second has agreed to nominate Mr. Campbell to stand for election for a three-year term as a Class I director at the 2026 annual meeting of the stockholders of Old Second. In addition, effective immediately after the effective time of the Bank Merger, the board of directors of Old Second National Bank will be increased in size by two and Darin Campbell and Jill Voss will be appointed to the board of directors of Old Second National Bank.  Old Second National Bank has agreed to nominate Mr. Campbell and Ms. Voss to stand for election as a director of Old Second National Bank for a one-year term at the 2026 annual meeting of the shareholders of Old Second National Bank.

The Merger Agreement contains customary representations and warranties from both Old Second and Bancorp Financial and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of Old Second’s and Bancorp Financial’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time, and, with regard to Bancorp Financial, its obligation to call a meeting of its stockholders to adopt the Merger Agreement and, subject to certain exceptions, to recommend that its stockholders adopt or approve the Merger Agreement.  Bancorp Financial has also agreed not to initiate, solicit, or knowingly encourage or facilitate inquiries or proposals with respect to, or, subject to certain exceptions generally related to its board of directors’ exercise of its fiduciary duties (as set forth in the Merger Agreement), engage in any negotiations concerning, or provide any confidential information relating to, any alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including, among others, (a) the adoption of the Merger Agreement and the transactions contemplated thereby by the holders of Bancorp Financial common stock, (b) the receipt of required regulatory approvals including the approval of the Board of Governors of the Federal Reserve System (in connection with the Merger) and the Office of the Comptroller of the Currency (in connection with the Bank Merger), (c) the effectiveness under the Securities Act of 1933, as amended, of the Registration Statement on Form S-4 for the Old Second common stock to be issued in the Merger, (d) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal, (e) authorization for listing on The Nasdaq Stock Market of the shares of Old Second common stock to be issued in the Merger, and (f) receipt by such party of an opinion from its tax advisor or counsel, as applicable, to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including, without limitation, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, generally subject to a material adverse effect qualification, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, and (iii) the absence of a material adverse effect with respect to the other party during a specified period of time prior to the consummation of the Merger.

The Merger Agreement provides certain termination rights for both Old Second and Bancorp Financial and further provides that a termination fee of $8,500,000 will be payable by Bancorp Financial to Old Second upon termination of the Merger Agreement under certain circumstances.

In connection with the Merger Agreement, certain stockholders of Bancorp Financial, including each director of Bancorp Financial, and certain other officers and stockholders of Bancorp Financial, entered into voting agreements with Old Second (each, a “Voting Agreement”) in which he or she has agreed, among other things, to vote the shares of Bancorp Financial common stock owned beneficially or of record by such stockholder in favor of the Merger Agreement and the Merger at the special meeting of Bancorp Financial stockholders at which these matters are to be considered.

The foregoing description of the Merger Agreement and Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and the form of Voting Agreement, which is an exhibit to the Merger Agreement, each of which are incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Old Second and Bancorp Financial instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Merger, unless otherwise specified therein, and (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Old Second or Bancorp Financial, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Old Second, Bancorp Financial, their respective affiliates or their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 to be filed by Old Second under the Securities Act of 1933, as amended, that will include a Proxy Statement of Bancorp Financial and a Prospectus of Old Second, as well as in the Form 10-K, Forms 10-Q and other filings that Old Second makes with the U.S. Securities and Exchange Commission (“SEC”).

Item 8.01	Other Events.

On February 25, 2025, Old Second and Bancorp Financial issued a joint press release announcing the execution of the Merger Agreement.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Old Second will conduct a live conference call to discuss the Merger today, February 25, 2025, at 11:00 a.m. Eastern Time (10:00 a.m. Central Time). To listen to the live call, please dial 888-506-0062, using Entry Code: 146201. Investors should call into the dial-in number set forth above at least 10 minutes prior to the scheduled start of the call.

A copy of the investor presentation to be used on the call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The investor presentation will also be available on the Old Second website (www.oldsecond.com).

An audio replay of the call will be available until 11:00 a.m. Eastern Time (10:00 a.m. Central Time) on March 4, 2025, by dialing 919-882-2331, using Conference ID: 52082.

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Cautionary Note Regarding Forward-Looking Statements

Statements included in this communication, or incorporated herein by reference, which are not historical in nature are intended to be, and hereby are identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Old Second and Bancorp Financial with respect to their planned Merger, the anticipated strategic and financial benefits of the Merger and the timing of the closing of the proposed Merger.  Words such as “may,” “anticipate,” “plan,” “estimate,” “expect,” “believe,” “project,” “assume,” “approximately,” “continue,” “should,” “could,” “will,” “poised,” “focused,” “targeted,” “opportunity,” “plans” and variations of such words and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following:

●	the failure to obtain necessary regulatory approvals when expected or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction);
●	the failure of Bancorp Financial to obtain stockholder approval, or the failure of either company to satisfy any of the other closing conditions to the transaction on a timely basis or at all;
●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;

the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where Old Second and Bancorp Financial do business, or as a result of other unexpected factors or events;

●	the impact of purchase accounting with respect to the transaction, or any change in the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value;
●	diversion of management’s attention from ongoing business operations and opportunities;
●	reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction;
●	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction;
●	the outcome of any legal proceedings that may be instituted against Old Second or Bancorp Financial;
●	the integration of the businesses and operations of Old Second and Bancorp Financial, which may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Old Second’s and Bancorp Financial’s existing businesses;
●	business disruptions following the Merger; and
●	other factors that may affect future results of Old Second and Bancorp Financial including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; changes in general economic conditions; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Old Second disclaims any obligation to update or revise any forward-looking statements contained in this Form 8-K, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law.  Additional factors that could cause results to differ materially from those described above can be found in Old Second’s Annual Report on Form 10-K for the year ended December 31, 2023, which is on file with the SEC and available on Old Second’s investor relations website, https://investors.oldsecond.com, under the heading “SEC Filings,” and in other documents Old Second files with the SEC.

Additional Information About the Merger and Where to Find It

This communication is being made in respect of the proposed merger transaction between Old Second and Bancorp Financial. In connection with the proposed Merger, Old Second will file with the SEC a Registration Statement on Form S-4 that will include the Proxy Statement of Bancorp Financial and a Prospectus of Old Second, as well as other relevant documents regarding the proposed transaction. A definitive Proxy Statement/Prospectus will also be sent to Bancorp Financial stockholders seeking the required stockholder approval of the transaction.

INVESTORS AND STOCKHOLDERS OF BANCORP FINANCIAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus (when it becomes available), as well as other filings containing information about Old Second, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Old Second by accessing Old Second’s investor relations website, https://investors.oldsecond.com, under the heading “SEC Filings” or by directing a request to Old Second Shareholder Relations Manager, Shirley Cantrell, at Old Second Bancorp, Inc., 37 S. River St., Aurora, Illinois 60507, by calling 630-906-2303 or by sending an e-mail to scantrell@oldsecond.com.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Old Second and Bancorp Financial and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Bancorp Financial’s stockholders in connection with the proposed Merger. Information regarding Old Second’s directors and executive officers is contained in Old Second’s definitive proxy statement on Schedule 14A, dated April 19, 2024 and in certain of its Current Reports on Form 8-K, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction will be included in the Proxy Statement/Prospectus regarding the proposed Merger when it becomes available. Free copies of these documents may be obtained as described in the preceding section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger between Old Second Bancorp, Inc. and Bancorp Financial, Inc. dated as of February 24, 2025+
99.1	Joint press release dated February 25, 2025
99.2	Investor Presentation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).
+

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: February 25, 2025	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President, Chief Operating Officer and
Chief Financial Officer